NUVEEN INTERNATIONAL VALUE FUND

SUPPLEMENT DATED AUGUST 27, 2026

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2025

The Board of Trustees of Nuveen International Value Fund (the “Fund”) has approved the adoption of the following non-fundamental investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, which is expected to go into effect on October 30, 2026:

•	Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of value companies.

PLEASE KEEP THIS WITH YOUR

SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-NIV-0826P